Exhibit 99.4

FREQUENTLY ASKED QUESTIONS RELATING TO THE PROPOSED DELISTING AND DEREGISTRATION

On October 22, 2019, Tile Shop Holdings, Inc. (“Tile Shop”, the “Company”, “we”, “us” or “our”) announced that its Board of Directors (the “Board”) approved a plan to delist the Company’s common stock from the Nasdaq Stock Market (“Nasdaq”) and terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Below are answers to frequently asked questions relating to the actions taken to delist the Company’s common stock from Nasdaq and terminate the registration of the Company’s common stock under the Exchange Act (collectively, the “Deregistration”).

RATIONALE FOR THE DEREGISTRATION

1.	Why is the Deregistration sometimes referred to as a “going dark”?

“Going dark” is a term that refers to the voluntarily delisting from Nasdaq and deregistration of our common stock under the Exchange Act. After giving effect to the Deregistration, we will no longer be subject to any reporting requirements under the Exchange Act or those required by the listing standards of a national securities exchange, the provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), or the rules of the U.S. Securities and Exchange Commission (the “SEC”) applicable to SEC reporting companies. We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC. See question 10 for information regarding timing. We still intend to file our annual report on Form 10-K for the year ending December 31, 2019. However, other than changes we may make as a result of the changes in our Sarbanes-Oxley Act requirements, we intend to maintain our existing internal controls and corporate governance framework. Although the Company has no current plans to do so, effecting the Deregistration does not preclude us from deciding at a later date to apply for listing with Nasdaq or another national securities exchange if we met all the applicable listing requirements at such time, or registering our shares with the SEC.

2.	What is the rationale for the Deregistration?

We incur significant expenses and indirect costs associated with being a public company. We expect to realize a significant expense reduction as a result of the delisting of our common stock from Nasdaq and the termination of the registration of our common stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company. The reduction in time spent by our management and employees complying with the requirements applicable to SEC reporting companies will enable them to focus more on managing our business, strengthening our store operations and commitment to customer service, developing relationships with vendors and growing stockholder value, with a focus on long-term growth without an undue distraction by short-term financial results and stock price movement.

3.	What cost savings does the Company anticipate as a result of the Deregistration?

We anticipate significant cost savings after effecting the Deregistration, primarily as a result of a reduction in professional fees of lawyers and accountants, a potential reduction in insurance premiums for our directors’ and executive officers’ liability insurance, and printing, mailing, and other costs that we incur to comply with SEC reporting and compliance requirements. Additionally, we will benefit from the reduction in time spent by our management and employees complying with the requirements applicable to SEC reporting companies, which will enable them to focus more on managing our business and growing stockholder value, with a focus on long-term growth without an undue distraction from short-term financial results and stock price movement.

4.	What corporate governance changes will the Company make as a result of the Deregistration?

We remain committed to maintaining strong financial controls and our commitment to compliance will not change.  Other than changes we may make as a result of the changes in our Sarbanes-Oxley Act requirements,  we intend to maintain our existing internal controls and corporate governance framework.

5.	After giving effect to the Deregistration, what information does the Company intend to provide to its stockholders?

We currently intend to make financial information available to our stockholders on a voluntary basis after giving effect to the Deregistration. However, we are not required by law to do so and there is no assurance that even if we do make such information available immediately after giving effect to the Deregistration that we would continue to do so in the future.

6.	How will the Deregistration affect the Company’s ability to pursue its strategic objectives?

Being a non-reporting company does not preclude opportunities to achieve significant growth. Furthermore, the reduction in time spent by our management and employees complying with the requirements applicable to SEC reporting companies will enable them to focus more on managing our business and growing stockholder value, with a focus on long-term growth without an undue distraction by short-term financial results and stock price movement.

7.	Is the Company pursuing alternatives for which a greater level of confidentiality is warranted? Does this signal other considerations underway?

As noted above, the motivation for the Deregistration is to reduce the significant annual expenses and indirect costs associated with being a public company.

PROCESS

8.	When will the shares stop trading on Nasdaq?

We expect shares to stop trading upon the effectiveness of a Form 25 that we plan to file with the SEC (see question 10 below regarding timing of Form 25 filing). We anticipate that the last day of trading on Nasdaq will be on or about November 8, 2019.

9.	Will the Company’s common stock continue to trade after giving effect to the Deregistration?

After giving effect to the Deregistration, the Company’s common stock will no longer be listed on Nasdaq or any other national securities exchange. Any trading in our common stock after giving effect to the Deregistration would only occur in privately negotiated sales and potentially on an over-the-counter market, if one or more brokers chooses to make a market for our common stock on any such market and complies with applicable regulatory requirements; however, there can be no assurances regarding any such trading.

10.	When will the Company cease filing the periodic and current reports required by the Exchange Act?

We intend to file applicable forms with the SEC to delist our common stock from Nasdaq and deregister our common stock under the Exchange Act. Specifically, we intend to file a Form 25 on or about November 1, 2019 in order to delist our common stock from Nasdaq, which will terminate the registration of our common stock under Section 12(b) of the Exchange Act ten days thereafter. On or around November 12, 2019, we intend to file a Form 15 with the SEC, at which time we anticipate that our obligations to file periodic reports under the Exchange Act, including annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, will be suspended. After 90 days following the filing of the Form 15: (1) our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated; (2) our executive officers, directors and 10% stockholders will no longer be required to file reports relating to their transactions in our common stock with the SEC and our executive officers, directors and 10% stockholders will no longer be subject to the recovery of profits provision of the Exchange Act; and (3) persons acquiring 5% of our common stock will no longer be required to report their beneficial ownership under the Exchange Act. We still intend to file our annual report on Form 10-K for the year ending December 31, 2019.

11.	Will disclosure requirements change for investors (e.g. filings pursuant to Section 13(d) and Section 16 of the Exchange Act)?

After giving effect to the Deregistration, the reporting obligations of the Company’s equity holders, including management, pursuant to Sections 13 and 16 of the Exchange Act will be eliminated. (See question 10 above regarding timing.)

12.	Under what scenarios would you imagine the Company “relisting” in the future? How would the Company do so?

There are many factors the Company considers in making strategic decisions such as whether to be traded on a national securities exchange. We cannot predict at this time whether such a decision will be made in the future, or what factors may come into play to lead to such a decision. If the Company were to relist its shares on a national securities exchange, it would have to comply with the applicable initial listing requirements for such national securities exchange and the applicable SEC rules.

13.	Does the Deregistration eliminate the possibility of dividends going forward?

On October 18, 2019, the Board determined to suspend the Company’s quarterly cash dividend, effective immediately. The Deregistration does not preclude the payment of dividends in the future. However, the Company does not anticipate paying cash dividends in the foreseeable future.

14.	Does the Company’s debt agreement require the Company’s common stock to be listed on a national securities exchange or require the Company to file periodic and current reports with the SEC?

The reporting covenants under the Company’s debt agreement require us to deliver audited annual and unaudited quarterly financial statements to our banks. However, the debt agreement does not require us to file such information with the SEC. Furthermore, the debt agreement does not require our common stock to continue to be listed on a national securities exchange.

EMPLOYEES

15.	How will the Deregistration affect the Company’s stock options and restricted stock awards?

Outstanding options evidencing rights to purchase shares of our common stock will be unaffected by the Deregistration because such options will, after the Deregistration, be exercisable into the same number of shares of our common stock as they were before the Deregistration.  Outstanding restricted stock awards will be unaffected by the Deregistration because such restricted stock awards will, after the Deregistration,  continue to represent the same number of shares of our common stock as they were before the Deregistration.   However, following the Deregistration, shares received upon exercising a stock option or shares held following the lapse of risks for forfeiture for restricted stock awards will be subject to restrictions, including holding periods, pursuant to Rule 144 promulgated under the Securities Act.

16.	Will the Company continue to use equity as a form of incentive compensation?

The Company’s Compensation Committee is responsible for developing short-term and long-term incentive compensation programs that align the Company’s priorities with the best interests of our stockholders. We anticipate that the Compensation Committee will continue to consider equity compensation to be an option under these programs after the Deregistration.

CUSTOMERS / VENDORS

17.	Will there be any disruption to serving customers or to vendor contracts and payments?

No. We will continue business as usual, and there will be no impact to our customers or vendors as a result of the Deregistration.

About The Tile Shop

The Tile Shop is a leading specialty retailer of natural store and man-made tiles, setting and maintenance materials and related accessories in the United States.  The Company offers a wide selection of high-quality products, exclusive designs, knowledgeable staff, and exceptional customer service in an extensive showroom environment.  Each store is outfitted with full-room tiled displays inspiring customers to bring their design ideas to life.  The Tile Shop currently operates 141 stores in 31 states and the District of Columbia.  Learn more online at www.tileshop.com.

The Tile Shop is a proud member of the American Society of Interior Designers (ASID), National Association of Homebuilders (NAHB), and the National Tile Contractors Association (NTCA).  Visit www.tileshop.com.  Join the Tile Shop (#thetileshop) on Facebook, Instagram, Pinterest, and Twitter, and visit the Tile Shop’s blog at blog.tileshop.com.

Forward-Looking Statements

This communication may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the proposed Deregistration. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Deregistration discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed Deregistration, SEC regulatory review of the Company’s filings related to the proposed Deregistration, and the continuing determination of the Board of Directors that the proposed Deregistration is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Contact: Mark Davis, VP of Investor Relations, 763-852-2978, mark.davis@tileshop.com.